SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 20, 2000
(Date of earliest event reported)



                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)


Delaware                         333-84939                     51-0362653
--------                         ---------                     ----------
(State or Other Juris-          (Commission              (I.R.S. Employer
diction of Incorporation)      File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000

Item 5.        Other Events.


               On December 28, 2000, the Registrant expects to cause the issuance and sale of Home Equity Mortgage Pass-Through Certificates, Series 2000-KS5 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

               In connection with the expected sale of the Series 2000-KS5, the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, and Class A-II Certificates (the "Underwritten Certificates"), the Registrant has been advised by Salomon Smith Barney (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed electronically as an exhibit to this report.

               The Computational Materials filed herewith as Exhibit 99 have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

          Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                         Item 601(a) of
                         Regulation S-K
       Exhibit No.         Exhibit No.              Description
       -----------         -----------              -----------
            1                  99             Computational Materials

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL ASSET SECURITIES
                                                   CORPORATION

                                                   By: /s/ Julie Steinhagen
                                                   Name:Julie Ssteinhagen
                                                   Title:Vice President




Dated: December 20, 2000

                                  EXHIBIT INDEX


                      Item 601 (a) of        Sequentially
 Exhibit              Regulation S-K         Numbered
 Number               Exhibit No.            Description              Format
 -------              -----------           ------------------       ----------


1                       99                  Computational        Electronically
                                              Materials

                                    EXHIBIT 1

RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5 $1,350,000,000 (Approximate)
--------------------------------------------------------------------------------


                                GMAC RFC


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           RASC Series 2000-KS5 Trust
                    Home Equity Mortgage Asset-Backed Pass-Through Certificates
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Residential Asset Securities Corporation
                                    Depositor

                         Residential Funding Corporation
                                 Master Servicer
--------------------------------------------------------------------------------

     The following is a preliminary Term Sheet. All terms and statements are subject to change.







                                SALOMON SMITH BARNEY
                              a member of Citigroup

                                November 28, 2000

--------------------------------------------------------------------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.

RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5 $1,350,000,000 (Approximate)
--------------------------------------------------------------------------------


                               STRUCTURE OVERVIEW
                                   To 10% Call

                                            Principa     n
          Approx.                      WAL  Payment Payme Interest  Expected   Stated    Expected
Class    Size ($)      Type    Bmark  (yrs) Window  Delay)Accrual    Final     Final      Ratings   )
                                            (mos)   (days  Basis    Maturity  Maturity  (S&P/Moody's

A-I-1    170,000,000Fixed -    EDSF    0.90  1 - 21   24   30/360   Sep 2002  [Sept       AAA/Aaa
                           Seq                                                  2016]
A-I-2    48,000,000 Fixed -    Swaps   2.00 21 - 28   24   30/360   Apr 2003  [Nov        AAA/Aaa
                           Seq                                                  2020]
A-I-3    95,000,000 Fixed -    Swaps   3.01 28 - 47   24   30/360   Nov 2004  [May        AAA/Aaa
                           Seq                                                  2026]
A-I-4    77,000,000 Fixed -    Swaps   5.01 47 - 79   24   30/360   Jul 2007  [Feb        AAA/Aaa
                           Seq                                                  2029]
A-I-5    60,000,000 Fixed -    Swaps   8.32 79 - 104  24   30/360   Aug 2009  [Jan        AAA/Aaa
                           Seq                                                  2032]
A-I-6    50,000,000 Fixed -    Swaps   6.47 37 - 104  24   30/360   Aug 2009  [Jan        AAA/Aaa
                           NAS                                                  2032]
A-II     850,000,000  ARM - PT  1mL    2.60  1 - 83   0    Act/360  Nov 2007  [Jan        AAA/Aaa
                                                                                2032]

                              TRANSACTION OVERVIEW

Offered Securities: $500,000,000 of fixed-rate Class A-I Certificates are being offered concurrently with $850,000,000 of adjustable-rate Class A-II Certificates. The Class A-I Certificates are backed by fixed rate loans (the Group I Loans) and the Class A-II Certificates are backed by adjustable-rate loans (the Group II Loans).

Collateral:

                    o    Two groups: Group I (fixed) and Group II (ARM).

                    o    Group I Loans  comprised of 1st and 2nd lien fixed-rate
                         home   equity   loans  and  will  total   approximately
                         $500,000,000 as of the settlement date.

                           o Group    II   Loans    comprised    of   1st   lien
                             adjustable-rate home equity loans and will total approximately $850,000,000 as of the settlement date.
                           o The information presented is based upon the cut-off
                             date of November 1, 2000. The aggregate collateral balance at closing is expected to be $1,350,000,000. The weighted average mortgage loan characteristics presented herein are not expected to materially change with the addition of the remaining loans.

Depositor:                 Residential Asset Securities Corporation

Master Servicer: Residential Funding Corporation, an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Certificate  Insurer:  Financial  Guaranty  Insurance  Company  ("FGIC"),  rated
     Aaa/AAA by Moody's and Standard & Poor's respectively.

Certificate  Insurance  The  Certificate  Insurance  Policy  will  provide  100%
     coverage of timely Policy: interest (net of certain shortfalls), principal portions of any allocated realized losses and ultimate principal payments due on the Certificates.

Expected Timing: o       Pricing Date: On or about November 29 to 30, 2000.
                 o       Settlement Date: On or about December 28, 2000.
                 o       First Payment Date: January 25, 2001.

RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5 $1,350,000,000 (Approximate)
--------------------------------------------------------------------------------


Structure:

                    o Group I - Sequential pay (with NAS) supported primarily by fixed collateral.

                    o Group II - Pass-through supported primarily by ARM collateral.

Prepayment                   Assumption:  o  Group  I - 23%  HEP  (Assumes  that
                             prepayments   start  at  2.3%  CPR  in  month  one,
                             increase by 2.3% CPR each month to 23% CPR in month ten and remain at 23% CPR thereafter.)
                           o       Group II - 28% CPR

Credit Enhancement:        o       100% FGIC wrapped.
                           o Excess  spread will be used to turbo the  structure
                             and create overcollateralization.

                    o    Limited  cross-collateralization  (i.e.,  if available,
                         excess  cash  from  either  pool  will  cover   certain
                         shortfalls).

Available Funds Cap:

                    o Classes A-I-5 and A-I-6 are subject to the Group I Net WAC Cap. Interest shortfalls due to the cap will not be reimbursed.

                           o Class  A-II is subject to the Group II Net WAC Cap.
                             Any Class A-II Basis Risk Shortfall due to the cap will carry forward with interest.

Cleanup Call: Master Servicer may terminate the trust if the aggregate principal balance of either Group falls below 10% of the original principal balance of the respective Group ("Cleanup Call Date"). The cleanup calls are independent of each other.

Step-up Coupon: On or after the Cleanup Call Date, the Class A-I-5 coupon will increase by 0.50% subject to the Group I Net WAC Cap and the Class A-II margin will double subject to the Group II Net WAC Cap.

Weighted Average           o       Servicing fee of:
  Monthly Fees:            -       [0.51%] for Group I
                           -       [0.56%] for Group II

                    o    Insurance   premium   as  stated   in  the   underlying
                         documents.

Overcollateralization Holidays:

                    o Group I: one-month O/C holiday where excess cash flow over the first monthly period will be released to the seller and will not be used to turbo the structure.

                           o Group  II:   partial  O/C   holiday   where  up  to
                             $1,000,000 after the first $1,500,000 of excess cash flow in the first monthly period will be released to the seller and will not be used to turbo the structure.

Interest Accrual Period:

                    o    Classes  A-I-1  through   A-I-6:   the  calendar  month
                         preceding the current distribution date on a 30/360 basis.

                           o Class  A-II:   from  and  including  the  preceding
                             distribution date (for the first distribution period, the closing date) to but excluding the current distribution date on an actual/360 basis.

Principal Distributions:

                    GroupI  available  principal  will  be  distributed  in  the following priority:


                    1. To the Class A-I-6 equal to the Class A-I-6 Lockout Distribution Amount.

                    2. To the Class A-I-1 through A-I-6 sequentially until each is reduced to zero.

                           Group II available principal will be distributed to the Class A-II Certificates until the certificate balance is reduced to zero.

RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5 $1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                         TRANSACTION OVERVIEW CONTINUED

Class A-I-6 Lockout
  Distribution Amount:

                    The Class A-I-6 Certificates will be allocated a percentage of their pro-rata share of principal collections. The percentage allocation follows the schedule below:


                           o       January 2001 - December      0.0%
                             2003:                             45.0%
                           o       January 2004 - December     80.0%
                             2005:                            100.0%
                           o January 2006 - December 300.0% 2006:
                           o       January 2007 - December
                             2007:
                           o       January 2008 and
                             thereafter:

Class A-I-6 Pro-Rata
  Distribution Amount:

                    For any distribution date, the Class A-I-6 pro-rata share of principal will equal the product of (x) (i) the Class A-I-6 principal balance (on the prior distribution date) as a percentage of (ii) the aggregate principal balance of the Class A-I Certificates (on the prior distribution date) and
                    (y) the amount of principal available for distribution on the Class A-I Certificates on the related distribution date.

Distribution Date: 25th of each month (or the next the business day if such a day is not a business day) commencing in January 2001.

Taxation:                  REMIC election.

ERISAConsiderations:   All  of  the  Offered   Securities  are  expected  to  be
     ERISA-eligible.

Legal Investment:          None of the Certificates will be SMMEA-eligible.

Trustee:                   Bank One, National Association.

Underwriters:              Lead Manager:  Salomon Smith Barney

                    Co-Managers:  Bear,  Stearns & Co.  Inc.,  Chase  Securities
                         Inc., Residential Funding Securities Corporation

RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5 $1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                          GROUP I SENSITIVITY ANALYSIS

                                   To 10% Call

Group I % of HEP            0.0%        14.0%        18.0%        23.0%       28.0%        32.0%

Class A-I-1
Avg. Life (yrs)             10.62        1.36        1.10         0.90         0.78        0.70
Window (mos)                1-179        1-33        1- 26        1- 21       1- 17        1- 15
Expected Final Mat.        Nov-15       Sep-03      Feb-03       Sep-02       May-02      Mar-02

Class A-I-2
Avg. Life (yrs)             17.35        3.21        2.52         2.00         1.66        1.46
Window (mos)               179-233      33- 45      26- 35       21- 28       17- 23      15- 20
Expected Final Mat.        May-20       Sep-04      Nov-03       Apr-03       Nov-02      Aug-02

Class A-I-3
Avg. Life (yrs)             22.61        5.06        3.89         3.01         2.45        2.14
Window (mos)               233-303      45- 81      35- 61       28- 47       23- 37      20- 32
Expected Final Mat.        Mar-26       Sep-07      Jan-06       Nov-04       Jan-04      Aug-03

Class A-I-4
Avg. Life (yrs)             26.74        9.47        6.92         5.01         3.96        3.37
Window (mos)               303-337      81-150      61-117       47- 79       37- 60      32- 51
Expected Final Mat.        Jan-29       Jun-13      Sep-10       Jul-07       Dec-05      Mar-05

Class A-I-5
Avg. Life (yrs)             28.45       13.68        10.91        8.32         6.45        5.41
Window (mos)               337-342     150-166      117-133      79-104       60- 85      51- 73
Expected Final Mat.        Jun-29       Oct-14      Jan-12       Aug-09       Jan-08      Jan-07

Class A-I-6
Avg. Life (yrs)             13.76        7.59        7.03         6.47         5.89        5.34
Window (mos)               37-342       37-166      37-133       37-104       37- 85      37- 73
Expected Final Mat.        Jun-29       Oct-14      Jan-12       Aug-09       Jan-08      Jan-07

                                   To Maturity

Class A-I-5
Avg. Life (yrs)             28.98       16.38        13.44        10.48        8.05        6.52
Window (mos)               337-358     150-313      117-268      79-217       60-178      51-161
Expected Final Mat.        Oct-30       Jan-27      Apr-23       Jan-19       Oct-15      May-14

Class A-I-6
Avg. Life (yrs)             13.76        7.61        7.08         6.59         6.23        6.00
Window (mos)               37-356       37-310      37-266       37-215       37-177      37-159
Expected Final Mat.        Aug-30       Oct-26      Feb-23       Nov-18       Sep-15      Mar-14





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                         GROUP II SENSITIVITY ANALYSIS

                                   To 10% Call

Group II % of CPR           0.0%        14.0%        20.0%        28.0%       35.0%        40.0%

Class A-II
Avg. Life (yrs)             21.78        5.45        3.77         2.60         2.00        1.70
Window (mos)                1-349       1-174        1-121        1-83         1-64        1-54
Expected Final Mat.        Jan-30       Jun-15      Jan-11       Nov-07       Apr-06      Jun-05

                                   To Maturity

Class A-II
Avg. Life (yrs)             21.82        5.86        4.10         2.83         2.18        1.85
Window (mos)                1-358       1-326        1-263        1-188       1-146        1-123
Expected Final Mat.        Oct-30       Feb-28      Nov-22       Aug-16       Feb-13      Mar-11


RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5 $1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                      GROUP II AVAILABLE FUNDS CAP ANALYSIS

                                   Assumptions

   o       LIBOR stressed to infinity     o  Available funds cap is
   o       No O/C buildup                    calculated
   o       Act/360 day count                 net of
   o       0% Losses                         servicing
   o       28% CPR                           fee and
                                             surety fee

                        1/25/01    10.95%                  1/25/04     14.01%
                        2/25/01     9.88%                  2/25/04     14.01%
                        3/25/01    10.95%                  3/25/04     14.98%
                        4/25/01     9.88%                  4/25/04     14.01%
                        5/25/01    10.22%                  5/25/04     15.67%
                        6/25/01     9.88%                  6/25/04     15.16%
                        7/25/01    10.22%                  7/25/04     15.67%
                        8/25/01     9.88%                  8/25/04     15.16%
                        9/25/01     9.88%                  9/25/04     15.16%
                       10/25/01    10.22%                 10/25/04     15.67%
                       11/25/01     9.88%                 11/25/04     15.79%
                       12/25/01    10.22%                 12/25/04     16.32%
                        1/25/02     9.88%                  1/25/05     15.79%
                        2/25/02     9.88%                  2/25/05     15.79%
                        3/25/02    10.96%                  3/25/05     17.49%
                        4/25/02     9.88%                  4/25/05     15.79%
                        5/25/02    10.22%                  5/25/05     16.72%
                        6/25/02     9.88%                  6/25/05     16.17%
                        7/25/02    10.22%                  7/25/05     16.72%
                        8/25/02     9.88%                  8/25/05     16.17%
                        9/25/02     9.88%                  9/25/05     16.17%
                       10/25/02    10.22%                 10/25/05     16.72%
                       11/25/02    11.70%                 11/25/05     16.24%
                       12/25/02    12.10%                 12/25/05     16.79%
                        1/25/03    11.70%                  1/25/06     16.24%
                        2/25/03    11.70%                  2/25/06     16.24%
                        3/25/03    12.97%                  3/25/06     18.00%
                        4/25/03    11.70%                  4/25/06     16.24%
                        5/25/03    12.89%                  5/25/06     16.79%
                        6/25/03    12.47%                  6/25/06     16.24%
                        7/25/03    12.89%                  7/25/06     16.79%
                        8/25/03    12.47%                  8/25/06     16.24%
                        9/25/03    12.47%                  9/25/06     16.24%
                       10/25/03    12.89%                 10/25/06     16.79%
                       11/25/03    14.01%                 11/25/06     16.24%
                       12/25/03    14.48%                 12/25/06     16.79%

RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5 $1,350,000,000 (Approximate)
--------------------------------------------------------------------------------
                           GROUP I COLLATERAL SUMMARY

Statistics for the fixed rate home equity loans are listed below as of the Cut-off Date of November 1, 2000.

                                                 Summary Statistics     Range (if applicable)

  Number of Mortgage Loans:                      4,976

  Aggregate Current Principal Balance:           $396,596,783.68
  Average Current Principal Balance:             $79,701.93             $2,600.64 to $648,320.57

  Aggregate Original Principal Balance:          $397,164,537.03
  Average Original Principal Balance:            $79,816.02             $3,250.00 to $649,500.00

  Wtd. Avg. Gross Coupon:                        11.067%                7.850% to 17.990%
  Wtd. Avg. Net Coupon:                          10.55%                 7.270% to 17.410%

  Wtd. Avg. Original Term (months):              305.86                 24.00 to 360.00
  Wtd. Avg. Remaining Term (months):             304.10                 23.00 to 360.00

  Wtd. Avg. Age (months):                        1.76                   0.00 to 35.00

  Wtd. Avg. Original CLTV:                       78.78%                 5.00% to 100.00%

  Wtd. Avg. Borrower FICO: (1)                   598.33                 435.00 to 806.00

  Balloon Loans (% of Total):                    17.77%

  Lien Position (1st / 2nd):                     96.99% / 3.01%

  Geographic Distribution: (2)                   California 8.36%
                                                 Texas      8.23%
                                                 Florida    7.57%
                                                 Georgia    7.20%
                                                 Michigan   6.84%
                                                 New York   6.21%





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

GROUP I CURRENT MORTGAGE LOAN AMOUNTS

  Principal Balance ($)             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 -  10,000.00                     51                  495,271.40                0.12
  10,000.01 - 20,000.00                293                4,332,237.74                1.09
  20,000.01 - 30,000.00                449               11,681,949.16                2.95
  30,000.01 - 40,000.00                502               17,821,609.74                4.49
  40,000.01 - 50,000.00                535               24,285,126.64                6.12
  50,000.01 - 60,000.00                612               33,856,886.97                8.54
  60,000.01 - 70,000.00                432               28,156,081.22                7.10
  70,000.01 - 80,000.00                365               27,351,810.95                6.90
  80,000.01 - 90,000.00                267               22,756,654.25                5.74
  90,000.01 - 100,000.00               246               23,460,133.77                5.92
  100,000.01 - 110,000.00              189               19,860,506.51                5.01
  110,000.01 - 120,000.00              164               18,921,841.03                4.77
  120,000.01 - 130,000.00              147               18,354,526.02                4.63
  130,000.01 - 140,000.00              110               14,861,073.20                3.75
  140,000.01 - 150,000.00               84               12,219,898.82                3.08
  150,000.01 - 200,000.00              249               42,731,694.83               10.77
  200,000.01 - 250,000.00              124               27,455,952.69                6.92
  250,000.01 - 300,000.00               97               26,647,334.91                6.72
  300,000.01 - 350,000.00               32               10,478,043.25                2.64
  350,000.01 - 400,000.00               25                9,305,345.61                2.35
  400,000.01 - 450,000.00                1                  449,795.56                0.11
  450,000.01 - 500,000.00                1                  464,688.84                0.12
  600,000.01 - 650,000.00                1                  648,320.57                0.16

  Total:                             4,976              396,596,783.68              100.00







RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------
GROUP I ORIGINAL MORTGAGE LOAN AMOUNTS

  Principal Balance ($)             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 -  10,000.00                     51                  495,271.40                0.12
  10,000.01 - 20,000.00                292                4,317,587.14                1.09
  20,000.01 - 30,000.00                450               11,696,599.76                2.95
  30,000.01 - 40,000.00                498               17,667,871.09                4.45
  40,000.01 - 50,000.00                535               24,254,706.32                6.12
  50,000.01 - 60,000.00                615               34,006,731.36                8.57
  60,000.01 - 70,000.00                432               28,156,081.22                7.10
  70,000.01 - 80,000.00                363               27,192,098.14                6.86
  80,000.01 - 90,000.00                267               22,683,519.41                5.72
  90,000.01 - 100,000.00               249               23,727,296.00                5.98
  100,000.01 - 110,000.00              188               19,751,344.13                4.98
  110,000.01 - 120,000.00              164               18,911,792.85                4.77
  120,000.01 - 130,000.00              147               18,343,763.60                4.63
  130,000.01 - 140,000.00              111               14,991,046.18                3.78
  140,000.01 - 150,000.00               83               12,073,871.42                3.04
  150,000.01 - 200,000.00              250               42,877,722.23               10.81
  200,000.01 - 250,000.00              123               27,206,097.43                6.86
  250,000.01 - 300,000.00               98               26,897,190.17                6.78
  300,000.01 - 350,000.00               32               10,478,043.25                2.64
  350,000.01 - 400,000.00               25                9,305,345.61                2.35
  400,000.01 - 450,000.00                1                  449,795.56                0.11
  450,000.01 - 500,000.00                1                  464,688.84                0.12
  600,000.01 - 650,000.00                1                  648,320.57                0.16

  Total:                             4,976              396,596,783.68              100.00







RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

GROUOP I GROSS MORTGAGE INTEREST RATES

  Gross Interest Rate (%)           Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  7.750 - 7.999                          1                  230,912.00                0.06
  8.250 - 8.499                          4                  698,953.51                0.18
  8.500 - 8.749                          8                  780,595.66                0.20
  8.750 - 8.999                         55                6,338,405.53                1.60
  9.000 - 9.249                         39                3,952,781.99                1.00
  9.250 - 9.499                         83               10,233,098.49                2.58
  9.500 - 9.749                        164               18,091,082.70                4.56
  9.750 - 9.999                        341               39,429,187.09                9.94
  10.000 - 10.249                      165               16,083,632.59                4.06
  10.250 - 10.499                      250               27,606,480.49                6.96
  10.500 - 10.749                      377               37,315,967.05                9.41
  10.750 - 10.999                      495               44,828,607.91               11.30
  11.000 - 11.249                      255               21,091,197.64                5.32
  11.250 - 11.499                      339               30,875,362.58                7.79
  11.500 - 11.749                      373               30,493,538.62                7.69
  11.750 - 11.999                      488               32,139,512.36                8.10
  12.000 - 12.249                      236               14,642,237.19                3.69
  12.250 - 12.499                      246               15,768,958.44                3.98
  12.500 - 12.749                      198               12,916,488.10                3.26
  12.750 - 12.999                      213               11,100,043.29                2.80
  13.000 - 13.249                       77                4,183,589.00                1.05
  13.250 - 13.499                       74                4,063,790.50                1.02
  13.500 - 13.749                       59                3,163,985.43                0.80
  13.750 - 13.999                       97                3,396,329.63                0.86
  14.000 - 14.249                       23                1,007,293.50                0.25
  14.250 - 14.499                       22                  988,130.78                0.25
  14.500 - 14.749                       13                  488,648.80                0.12
  14.750 - 14.999                      275                4,519,331.79                1.14
  15.250 - 15.499                        2                   70,920.84                0.02
  15.500 - 15.749                        1                   46,893.97                0.01
  15.750 - 15.999                        1                   13,479.56                0.00
  16.750 - 16.999                        1                   19,476.85                0.00
  17.750 - 17.990                        1                   17,869.80                0.00

  Total:                             4,976              396,596,783.68              100.00





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

GROUP I NET MORTGAGE INTEREST RATES

  Net Interest Rate (%)             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  7.250 - 7.499                          1                $230,912.00                 0.06
  7.750 - 7.999                          4                $340,662.13                 0.09
  8.000 - 8.249                         13              $1,897,774.17                 0.48
  8.250 - 8.499                         39              $4,182,581.38                 1.05
  8.500 - 8.749                         53              $5,912,384.20                 1.49
  8.750 - 8.999                         92              $9,472,748.79                 2.39
  9.000 - 9.249                        145             $16,526,381.45                 4.17
  9.250 - 9.499                        253             $29,592,866.04                 7.46
  9.500 - 9.749                        287             $31,117,313.21                 7.85
  9.750 - 9.999                        338             $34,653,132.34                 8.74
  10.000 - 10.249                      355             $35,040,174.80                 8.84
  10.250 - 10.499                      455             $40,198,425.52                10.14
  10.500 - 10.749                      327             $29,334,753.73                 7.40
  10.750 - 10.999                      393             $33,354,798.67                 8.41
  11.000 - 11.249                      334             $26,207,514.35                 6.61
  11.250 - 11.499                      420             $26,124,854.49                 6.59
  11.500 - 11.749                      264             $17,355,971.74                 4.38
  11.750 - 11.999                      229             $15,032,825.76                 3.79
  12.000 - 12.249                      188             $11,130,572.11                 2.81
  12.250 - 12.499                      172              $8,866,924.69                 2.24
  12.500 - 12.749                       88              $4,429,307.21                 1.12
  12.750 - 12.999                       70              $3,982,126.45                 1.00
  13.000 - 13.249                       47              $2,149,032.26                 0.54
  13.250 - 13.499                       83              $2,893,291.34                 0.73
  13.500 - 13.749                       21                $871,378.55                 0.22
  13.750 - 13.999                       18                $804,518.32                 0.20
  14.000 - 14.249                       11                $373,099.57                 0.09
  14.250 - 14.499                      270              $4,351,817.39                 1.10
  14.750 - 14.999                        1                 $19,941.27                 0.01
  15.000 - 15.249                        2                 $97,873.54                 0.02
  15.250 - 15.499                        1                 $13,479.56                 0.00
  16.250 - 16.499                        1                 $19,476.85                 0.00
  17.250 - 17.499                        1                 $17,869.80                 0.00

  Total:                             4,976            $396,596,783.68               100.00






RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

           GROUP I ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

  Original LTV (%)                  Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 6.00                            2                 $54,919.84                 0.01
  6.01 - 11.00                           6                $187,396.67                 0.05
  11.01 - 16.00                         10                $330,361.09                 0.08
  16.01 - 21.00                         14                $410,127.90                 0.10
  21.01 - 26.00                         19                $703,703.01                 0.18
  26.01 - 31.00                         33              $1,220,857.62                 0.31
  31.01 - 36.00                         28              $1,490,873.02                 0.38
  36.01 - 41.00                         43              $2,007,866.33                 0.51
  41.01 - 46.00                         68              $3,448,533.71                 0.87
  46.01 - 51.00                        108              $5,301,411.33                 1.34
  51.01 - 56.00                         99              $5,806,744.45                 1.46
  56.01 - 61.00                        170             $10,719,218.16                 2.70
  61.01 - 66.00                        219             $13,945,447.36                 3.52
  66.01 - 71.00                        425             $29,356,255.19                 7.40
  71.01 - 76.00                        612             $50,198,273.44                12.66
  76.01 - 81.00                      1,203            $111,940,865.42                28.23
  81.01 - 86.00                        774             $69,723,779.38                17.58
  86.01 - 91.00                        740             $73,318,007.96                18.49
  91.01 - 96.00                        209             $12,748,666.56                 3.21
  96.01 - 100.00                       194              $3,683,475.24                 0.93

 Total:                              4,976            $396,596,783.68               100.00


                             GROUP I LIEN POSITION

  Position                          Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  1st Lien                           4,485              384,664,993.65               96.99
  2nd Lien                             491               11,931,790.03                3.01

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                            GROUP I OWNER OCCUPANCY

  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Owner occupied                     4,439              363,623,133.88               91.69
  Non-owner occupied                   537               32,973,649.80                8.31

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                           GROUP I DOCUMENTATION TYPE

  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Full Documentation                 4,244              321,368,751.62               81.03
  Reduced Documentation                732               75,228,032.06               18.97

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                              GROUP I LOAN PURPOSE

  Purpose                           Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Purchase                           1,568              133,236,713.05               33.59
  Equity Refinance                   3,055              229,084,702.38               57.76
  Rate/Term Refinance                  353               34,275,368.25                8.64

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                              GROUP I CREDIT GRADE

  Grade                             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  1-A-1                                974              105,700,949.96               26.65
  1-A                                1,081               82,721,475.30               20.86
  1                                  1,184               92,732,124.38               23.38
  2                                  1,283               88,762,833.66               22.38
  3                                    359               20,592,991.83                5.19
  4                                     82                4,644,959.13                1.17
  Other                                 13                1,441,449.42                0.36

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                               GROUP I FICO SCORE

  Score                             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  421 - 440                              1                   85,571.86                0.02
  441 - 460                             18                1,599,557.61                0.40
  461 - 480                             59                3,409,447.99                0.86
  481 - 500                             93                6,201,872.08                1.56
  501 - 520                            244               17,300,917.23                4.36
  521 - 540                            396               27,115,011.60                6.84
  541 - 560                            584               38,937,969.71                9.82
  561 - 580                            680               48,370,429.35               12.20
  581 - 600                            677               51,269,675.42               12.93
  601 - 620                            724               65,626,985.45               16.55
  621 - 640                            574               52,740,442.53               13.30
  641 - 660                            418               40,073,731.35               10.10
  661 - 680                            237               22,162,719.49                5.59
  681 - 700                             96                8,365,918.39                2.11
  701 - 720                             58                4,873,640.89                1.23
  721 - 740                             33                2,858,855.52                0.72
  741 - 760                             20                1,722,575.72                0.43
  761 - 780                             14                1,296,345.09                0.33
  781 - 800                              4                  290,192.11                0.07
  801 - 820                              1                   63,750.00                0.02
  Unavailable                           45                2,231,174.29                0.56

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------






RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                          GROUP I PREPAYMENT PENALTIES

  Penalty                           Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  No                                 1,949              155,275,459.25               39.15
  Yes                                3,027              241,321,324.43               60.85

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                           GROUP I AMORTIZATION TYPE

  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Fully Amortizing                   4,037              326,314,011.56               82.28
  Balloon                              939               70,282,772.12               17.72

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                             GROUP I PROPERTY TYPE

  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Attached PUD                          58                6,253,843.30                1.58
  Condo over 8 stories                   4                  280,494.43                0.07
  Condo under 5 stories                104                9,187,210.71                2.32
  Detached PUD                         260               30,204,789.37                7.62
  Leasehold                              3                  260,691.29                0.07
  Manufactured Home                    138                7,641,430.48                1.93
  Mid-rise condo (5-8 stories)          10                  893,414.85                0.23
  Single Family (detached)           4,320              336,873,866.50               84.94
  Townhouse/Rowhouse                    79                5,001,042.75                1.26

  Total:                             4,976              396,596,783.68              100.00










RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

GROUP I GEOGRAPHIC DISTRIBUTION

  Location                          Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Alabama                              193               11,784,026.56                2.97
  Alaska                                 3                  356,300.41                0.09
  Arizona                               53                4,357,491.67                1.10
  Arkansas                              33                1,890,515.45                0.48
  California                           204               33,158,321.66                8.36
  Colorado                              55                6,826,974.62                1.72
  Connecticut                           65                5,657,383.70                1.43
  Delaware                               9                1,135,010.59                0.29
  District of Columbia                  13                1,237,577.53                0.31
  Florida                              356               30,009,532.23                7.57
  Georgia                              317               28,538,827.96                7.20
  Hawaii                                 2                  394,219.71                0.10
  Idaho                                  9                  717,081.67                0.18
  Illinois                             220               17,304,131.48                4.36
  Indiana                              186               12,792,709.97                3.23
  Iowa                                  49                3,447,359.38                0.87
  Kansas                                36                1,729,721.09                0.44
  Kentucky                              79                4,745,708.37                1.20
  Louisiana                            170                9,606,239.11                2.42
  Maine                                 15                  893,283.71                0.23
  Maryland                              81                7,660,182.05                1.93
  Massachusetts                         55                6,083,645.75                1.53
  Michigan                             374               27,147,027.36                6.84
  Minnesota                             64                6,084,718.89                1.53
  Mississippi                           79                4,976,133.26                1.25
  Missouri                              80                4,446,302.95                1.12
  Montana                                5                  443,017.36                0.11
  Nebraska                              23                1,762,337.52                0.44
  Nevada                                28                2,829,460.54                0.71
  New Hampshire                         22                1,572,092.74                0.40
  New Jersey                            62                7,375,094.14                1.86
  New Mexico                            35                2,726,358.80                0.69
  New York                             211               24,628,901.66                6.21
  North Carolina                       154               11,431,633.35                2.88
  North Dakota                          14                  766,709.83                0.19
  Ohio                                 277               17,697,280.65                4.46
  Oklahoma                              89                4,694,591.34                1.18
  Oregon                                33                3,164,480.62                0.80
  Pennsylvania                         137                9,026,696.21                2.28
  Rhode Island                          20                1,640,436.65                0.41
  South Carolina                       131                8,517,055.23                2.15
  South Dakota                           3                  150,443.78                0.04
  Tennessee                            179               10,781,661.96                2.72
  Texas                                493               32,633,180.29                8.23
  Utah                                  20                2,351,699.32                0.59
  Vermont                                6                  875,654.26                0.22
  Virginia                              67                5,506,881.80                1.39
  Washington                            42                4,984,393.27                1.26
  West Virginia                         41                1,985,211.48                0.50
  Wisconsin                             79                5,336,905.60                1.35
  Wyoming                                2                  209,962.38                0.05
  Mexico                                 3                  524,215.77                0.13

  Total:                             4,976              396,596,783.68              100.00

-------------------------------- ---------------- --------------------------- ---------------------





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                          GROUP II COLLATERAL SUMMARY

Statistics for the fixed rate home equity loans are listed below as of the Cut-off Date of November 1, 2000.

                                                 Summary Statistics     Range (if applicable)

  Number of Mortgage Loans:                      6,129

  Aggregate Current Principal Balance:           $679,234,120.74
  Average Current Principal Balance:             $110,822.99            $14,158.33 to $958,426.31

  Aggregate Original Principal Balance:          $679,780,154.68
  Average Original Principal Balance:            $110,912.08            $14,250.00 to $958,750.00

  Wtd. Avg. Gross Coupon:                        10.923%                8.500% to 15.940%
  Wtd. Avg. Net Coupon:                          10.360%                7.920% to 15.360%

  ARM Characteristics
      Wtd. Avg. Margin                           6.495%                 1.000% to 11.626%
      Wtd. Avg. Initial Rate Cap                 2.679%                 0.500% to 7.000%
      Wtd. Avg. Periodic Rate Cap                1.195%                 1.000% to 3.000%
      Wtd. Avg. Lifetime Cap                     17.503%                12.375% to 21.940%
      Wtd. Avg. Lifetime Floor                   10.373%                1.200% to 15.940%

  Wtd. Avg. Original Term (months):              359.93                 180.00 to 360.00
  Wtd. Avg. Remaining Term (months):             358.17                 175.00 to 360.00

  Wtd. Avg. Age (months):                        1.76                   0.00 to 32.00

  Wtd. Avg. Original LTV:                        81.00%                 16.00% to 95.00%

  Wtd. Avg. Borrower FICO: (1)                   588.44                 425.00 to 819.00

  Balloon Loans (% of Total):                    0.00%

  Lien Position (1st / 2nd):                     100.00% / 0.00%

  Geographic Distribution: (2)                   California 15.61%
                                                 Texas      9.06%
                                                 Michigan   6.44%
                                                 Georgia    5.60%
                                                 Illinois   5.53%






RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                     GROUP II CURRENT MORTGAGE LOAN AMOUNTS

  Principal Balance ($)             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  10,000.01 - 20,000.00                 19                  358,228.43                0.05
  20,000.01 - 30,000.00                124                3,312,511.17                0.49
  30,000.01 - 40,000.00                306               11,026,448.78                1.62
  40,000.01 - 50,000.00                398               18,086,383.60                2.66
  50,000.01 - 60,000.00                571               31,580,731.19                4.65
  60,000.01 - 70,000.00                559               36,517,723.03                5.38
  70,000.01 - 80,000.00                529               39,777,947.52                5.86
  80,000.01 - 90,000.00                458               38,965,079.61                5.74
  90,000.01 - 100,000.00               452               43,113,197.72                6.35
  100,000.01 - 110,000.00              371               38,986,472.38                5.74
  110,000.01 - 120,000.00              351               40,272,418.73                5.93
  120,000.01 - 130,000.00              278               34,770,204.53                5.12
  130,000.01 - 140,000.00              238               32,173,046.10                4.74
  140,000.01 - 150,000.00              195               28,305,891.22                4.17
  150,000.01 - 200,000.00              655              112,319,303.97               16.54
  200,000.01 - 250,000.00              301               67,552,874.27                9.95
  250,000.01 - 300,000.00              168               45,867,384.58                6.75
  300,000.01 - 350,000.00               98               31,960,609.46                4.71
  350,000.01 - 400,000.00               46               17,376,995.63                2.56
  400,000.01 - 450,000.00                1                  413,684.15                0.06
  450,000.01 - 500,000.00                5                2,433,563.06                0.36
  500,000.01 - 550,000.00                2                1,088,467.42                0.16
  600,000.01 - 650,000.00                2                1,231,240.07                0.18
  750,000.01 - 800,000.00                1                  785,287.81                0.12
  950,000.01 - 1,000,000.00              1                  958,426.31                0.14

  Total:                             6,129              679,234,120.74              100.00






RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------


GROUP II CURRENT MORTGAGE LOAN AMOUNTS

  Principal Balance ($)             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  10,000.01 - 20,000.00                 19                  358,228.43                0.05
  20,000.01 - 30,000.00                124                3,312,511.17                0.49
  30,000.01 - 40,000.00                304               10,947,384.85                1.61
  40,000.01 - 50,000.00                399               18,125,670.88                2.67
  50,000.01 - 60,000.00                571               31,580,731.19                4.65
  60,000.01 - 70,000.00                560               36,557,499.68                5.38
  70,000.01 - 80,000.00                528               39,703,897.64                5.85
  80,000.01 - 90,000.00                457               38,868,953.64                5.72
  90,000.01 - 100,000.00               454               43,283,373.57                6.37
  100,000.01 - 110,000.00              371               38,986,472.38                5.74
  110,000.01 - 120,000.00              351               40,272,418.73                5.93
  120,000.01 - 130,000.00              273               34,122,322.11                5.02
  130,000.01 - 140,000.00              242               32,681,080.11                4.81
  140,000.01 - 150,000.00              196               28,445,739.63                4.19
  150,000.01 - 200,000.00              655              112,319,303.97               16.54
  200,000.01 - 250,000.00              301               67,552,874.27                9.95
  250,000.01 - 300,000.00              168               45,867,384.58                6.75
  300,000.01 - 350,000.00               98               31,960,609.46                4.71
  350,000.01 - 400,000.00               46               17,376,995.63                2.56
  400,000.01 - 450,000.00                1                  413,684.15                0.06
  450,000.01 - 500,000.00                5                2,433,563.06                0.36
  500,000.01 - 550,000.00                2                1,088,467.42                0.16
  600,000.01 - 650,000.00                2                1,231,240.07                0.18
  750,000.01 - 800,000.00                1                  785,287.81                0.12
  950,000.01 - 1,000,000.00              1                  958,426.31                0.14

  Total:                             6,129              679,234,120.74              100.00







RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

GROUOP II GROSS MORTGAGE INTEREST RATES

  Gross Interest Rate (%)           Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  8.500 - 8.749                         16                2,586,608.51                0.38
  8.750 - 8.999                         61                9,738,026.19                1.43
  9.000 - 9.249                         50                7,426,219.85                1.09
  9.250 - 9.499                        134               17,339,831.24                2.55
  9.500 - 9.749                        168               23,041,068.77                3.39
  9.750 - 9.999                        467               66,126,264.93                9.74
  10.000 - 10.249                      205               26,438,113.73                3.89
  10.250 - 10.499                      442               53,979,767.51                7.95
  10.500 - 10.749                      590               72,586,619.37               10.69
  10.750 - 10.999                      903              104,497,280.37               15.38
  11.000 - 11.249                      429               44,714,198.65                6.58
  11.250 - 11.499                      580               61,625,086.45                9.07
  11.500 - 11.749                      519               49,865,381.87                7.34
  11.750 - 11.999                      591               55,773,701.28                8.21
  12.000 - 12.249                      246               22,570,120.33                3.32
  12.250 - 12.499                      243               21,358,989.74                3.14
  12.500 - 12.749                      193               16,258,809.13                2.39
  12.750 - 12.999                      143               12,347,261.29                1.82
  13.000 - 13.249                       54                4,129,706.13                0.61
  13.250 - 13.499                       35                2,600,217.08                0.38
  13.500 - 13.749                       22                1,615,021.16                0.24
  13.750 - 13.999                       21                1,526,047.43                0.22
  14.000 - 14.249                        9                  494,972.53                0.07
  14.250 - 14.499                        5                  410,951.54                0.06
  14.500 - 14.749                        2                   76,878.37                0.01
  15.750 - 15.999                        1                  106,977.29                0.02

  Total:                             6,129              679,234,120.74              100.00




RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

GROUP II NET MORTGAGE INTEREST RATES


  Net Interest Rate (%)             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  7.750 - 7.999                          4                 $727,871.64                0.11
  8.000 - 8.249                         16               $2,197,535.12                0.32
  8.250 - 8.499                         59               $9,797,708.13                1.44
  8.500 - 8.749                         72              $10,531,303.57                1.55
  8.750 - 8.999                        159              $20,723,475.38                3.05
  9.000 - 9.249                        191              $25,752,037.30                3.79
  9.250 - 9.499                        433              $59,949,555.26                8.83
  9.500 - 9.749                        315              $40,674,907.52                5.99
  9.750 - 9.999                        543              $66,495,892.02                9.79
  10.000 - 10.249                      626              $76,402,590.47               11.25
  10.250 - 10.499                      797              $89,455,882.60               13.17
  10.500 - 10.749                      500              $53,350,113.17                7.85
  10.750 - 10.999                      590              $59,925,515.61                8.82
  11.000 - 11.249                      484              $44,147,053.66                6.50
  11.250 - 11.499                      471              $44,736,734.07                6.59
  11.500 - 11.749                      257              $24,264,070.20                3.57
  11.750 - 11.999                      214              $18,599,201.80                2.74
  12.000 - 12.249                      165              $13,262,327.32                1.95
  12.250 - 12.499                      113               $9,554,992.41                1.41
  12.500 - 12.749                       40               $2,901,254.77                0.43
  12.750 - 12.999                       32               $2,617,730.89                0.39
  13.000 - 13.249                       19               $1,264,074.97                0.19
  13.250 - 13.499                       18               $1,134,746.42                0.17
  13.500 - 13.749                        5                 $376,557.06                0.06
  13.750 - 13.999                        4                 $249,023.04                0.04
  14.000 - 14.249                        1                  $34,989.05                0.01
  15.250 - 15.499                        1                 $106,977.29                0.02

  Total:                             6,129             $679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                             GROUP II GROSS MARGIN

  Gross Margin (%)                  Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  1.000 - 1.249                          1                   51,958.92                0.01
  1.250 - 1.499                          2                  307,226.32                0.05
  2.750 - 2.999                          1                   78,328.46                0.01
  3.000 - 3.249                          3                  322,021.13                0.05
  3.750 - 3.999                          3                  528,261.57                0.08
  4.000 - 4.249                          8                1,171,400.86                0.17
  4.250 - 4.499                         15                1,919,831.75                0.28
  4.500 - 4.749                         41                5,501,829.75                0.81
  4.750 - 4.999                         75               10,371,724.40                1.53
  5.000 - 5.249                        177               22,902,594.85                3.37
  5.250 - 5.499                        254               32,180,633.24                4.74
  5.500 - 5.749                        356               45,093,749.49                6.64
  5.750 - 5.999                        465               56,282,564.14                8.29
  6.000 - 6.249                        554               64,282,155.19                9.46
  6.250 - 6.499                        699               79,424,087.18               11.69
  6.500 - 6.749                        760               88,593,834.36               13.04
  6.750 - 6.999                        649               71,546,770.23               10.53
  7.000 - 7.249                        863               88,001,068.00               12.96
  7.250 - 7.499                        298               28,636,602.00                4.22
  7.500 - 7.749                        284               27,455,305.85                4.04
  7.750 - 7.999                        223               21,754,153.45                3.20
  8.000 - 8.249                        138               12,210,447.11                1.80
  8.250 - 8.499                        123                9,521,304.99                1.40
  8.500 - 8.749                         62                5,172,310.76                0.76
  8.750 - 8.999                         43                3,526,160.16                0.52
  9.000 - 9.249                         16                1,132,123.57                0.17
  9.250 - 9.499                          8                  610,041.68                0.09
  9.500 - 9.749                          3                  275,787.74                0.04
  9.750 - 9.999                          2                  124,556.22                0.02
  10.000 - 10.249                        1                   39,954.86                0.01
  10.250 - 10.499                        1                  108,355.22                0.02
  11.500 - 11.749                        1                  106,977.29                0.02

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                     GROUP II NEXT INTEREST ADJUSTMENT DATE

  Date                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  12/2000                                1                  155,746.83                0.02
  01/2001                                1                   51,674.37                0.01
  02/2001                                1                   73,889.00                0.01
  03/2001                                1                   41,889.32                0.01
  04/2001                                1                  127,615.06                0.02
  06/2001                                1                  129,146.00                0.02
  08/2001                                1                   45,659.87                0.01
  11/2001                                1                   48,800.00                0.01
  01/2002                                3                  197,521.39                0.03
  03/2002                                1                   27,980.01                0.00
  04/2002                                5                  557,615.76                0.08
  05/2002                               11                1,332,469.40                0.20
  06/2002                               36                4,154,371.13                0.61
  07/2002                              168               16,791,874.82                2.47
  08/2002                              541               59,979,454.66                8.83
  09/2002                            1,583              181,796,479.10               26.76
  10/2002                            1,409              160,957,043.57               23.70
  11/2002                              391               40,859,832.46                6.02
  12/2002                               14                1,456,515.76                0.21
  02/2003                                1                   53,145.00                0.01
  03/2003                                4                  190,271.97                0.03
  04/2003                                2                  435,562.35                0.06
  05/2003                                7                  560,522.34                0.08
  06/2003                               25                2,547,677.31                0.38
  07/2003                               53                5,248,037.17                0.77
  08/2003                              255               28,774,805.88                4.24
  09/2003                              802               83,442,037.54               12.28
  10/2003                              637               72,942,502.99               10.74
  11/2003                              162               15,161,179.68                2.23
  12/2003                               11                1,092,800.00                0.16

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                    GROUP II MONTHS TO NEXT ADJUSTMENT DATE

  Months                            Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  1 - 12                                 8                  674,420.45                 0.10
  13 - 24                            4,148              466,654,642.30                68.70
  25 - 36                            1,962              210,812,257.99                31.04
  37 - 37                               11                1,092,800.00                 0.16

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

GROUP II INDEX

  Index                             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  1-Year Treasury                        6                  904,765.73                0.13
  6-Month LIBOR                      6,123              678,329,355.01               99.87

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------


GROUP II COMBINED ORIGINAL LOAN-TO-VALUE RATIOS

  Original LTV (%)                  Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  15.01 - 20.00                          3                  174,923.95                0.03
  20.01 - 25.00                         10                  792,594.64                0.12
  25.01 - 30.00                         10                  468,250.85                0.07
  30.01 - 35.00                         16                  999,585.98                0.15
  35.01 - 40.00                         25                1,441,728.97                0.21
  40.01 - 45.00                         29                2,400,888.41                0.35
  45.01 - 50.00                         54                4,034,790.73                0.59
  50.01 - 55.00                         59                5,488,262.55                0.81
  55.01 - 60.00                        114               10,206,789.01                1.50
  60.01 - 65.00                        182               17,040,412.47                2.51
  65.01 - 70.00                        339               31,255,918.05                4.60
  70.01 - 75.00                        710               73,170,497.92               10.77
  75.01 - 80.00                      1,834              208,429,752.00               30.69
  80.01 - 85.00                      1,367              155,134,655.15               22.84
  85.01 - 90.00                      1,187              144,006,582.49               21.20
  90.01 - 95.00                        190               24,188,487.57                3.56

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                             GROUP II LIEN POSITION

  Position                          Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  1st Lien                           6,129              679,234,120.74              100.00
  2nd Lien                               0                        0.00                0.00

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------

                            GROUP II OWNER OCCUPANCY

  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Owner occupied                     5,775              652,696,712.86               96.09
  Non-owner occupied                   354               26,537,407.88                3.91

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------




RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                          GROUP II DOCUMENTATION TYPE

  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Full Documentation                 5,476              594,638,239.26               87.55
  Reduced Documentation                653               84,595,881.48               12.45

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                             GROUP II LOAN PURPOSE

  Purpose                           Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Purchase                           2,987              349,084,237.78               51.40
  Equity Refinance                   2,721              280,813,300.09               41.34
  Rate/Term Refinance                  421               49,336,582.87                7.26

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------


GROUP II CREDIT GRADE

  Grade                             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  1-A-1                                699               92,563,666.97               13.63
  1-A                                1,302              151,291,201.56               22.27
  1                                  1,655              192,240,003.90               28.30
  2                                  1,848              187,036,594.03               27.54
  3                                    488               44,616,056.45                6.57
  4                                    137               11,486,597.83                1.69

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------




RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                              GROUP II FICO SCORE

  Score                             Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  421 - 440                              3                  114,036.00                0.02
  441 - 460                              6                  316,847.23                0.05
  461 - 480                             38                3,859,922.13                0.57
  481 - 500                            109               11,214,795.78                1.65
  501 - 520                            407               40,129,406.36                5.91
  521 - 540                            668               73,019,157.51               10.75
  541 - 560                            827               86,633,059.10               12.75
  561 - 580                            930               99,581,035.97               14.66
  581 - 600                            858               96,663,561.61               14.23
  601 - 620                            782               92,984,527.72               13.69
  621 - 640                            586               67,325,976.01                9.91
  641 - 660                            349               41,669,826.92                6.13
  661 - 680                            219               27,986,317.83                4.12
  681 - 700                            126               15,605,048.28                2.30
  701 - 720                             64                7,398,298.04                1.09
  721 - 740                             45                5,167,154.78                0.76
  741 - 760                             27                3,086,015.17                0.45
  761 - 780                             12                1,286,959.06                0.19
  781 - 800                              3                  278,373.68                0.04
  801 - 820                              4                  447,389.74                0.07
  Unavailable                           66                4,466,411.82                0.66

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------





RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------


GROUP II PREPAYMENT PENALTIES

  Penalty                           Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  No                                   625               70,229,568.53               10.34
  Yes                                5,504              609,004,552.21               89.66

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                           GROUP II AMORTIZATION TYPE

  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Fully Amortizing                   6,129              679,234,120.74              100.00
  Balloon                                0                        0.00                0.00

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------


                             GROUP II PROPERTY TYPE

  Type                              Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Attached PUD                          68                8,736,180.90                1.29
  Condo over 8 stories                   4                  214,342.47                0.03
  Condo under 5 stories                175               17,753,789.74                2.61
  Detached PUD                         478               77,492,292.89               11.41
  Leasehold                              1                  161,870.66                0.02
  Manufactured Home                     69                4,799,072.28                0.71
  Mid-rise condo (5-8 stories)           5                  656,827.36                0.10
  Single Family (detached)           5,273              564,573,683.20               83.12
  Townhouse/Rowhouse                    56                4,846,061.24                0.71

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------









RASC Series 2000-KS5
Home Equity Asset-Backed Pass-Through Certificates, Series 2000-KS5
$1,350,000,000 (Approximate)
--------------------------------------------------------------------------------

                        GROUP II GEOGRAPHIC DISTRIBUTION

  Location                          Mortgage             Cut-off Date          % of Cut-off Date
                                      Loans         Principal Balance ($)      Principal Balance
-------------------------------- ---------------- --------------------------- ---------------------

  Alabama                               83                6,484,698.10                0.95
  Alaska                                 4                  540,402.61                0.08
  Arizona                              206               23,128,043.57                3.41
  Arkansas                              29                2,419,410.04                0.36
  California                           572              106,039,142.53               15.61
  Colorado                             163               23,358,630.54                3.44
  Connecticut                           60                7,513,834.38                1.11
  Delaware                               9                1,240,791.79                0.18
  District of Columbia                   5                  640,175.85                0.09
  Florida                              302               31,528,377.37                4.64
  Georgia                              320               38,027,746.35                5.60
  Hawaii                                 5                  800,960.84                0.12
  Idaho                                 36                3,429,289.69                0.50
  Illinois                             355               37,552,071.92                5.53
  Indiana                              200               14,188,626.54                2.09
  Iowa                                  71                4,535,460.04                0.67
  Kansas                                51                4,043,948.86                0.60
  Kentucky                              65                5,091,387.99                0.75
  Louisiana                             50                4,433,123.57                0.65
  Maine                                 13                1,076,225.15                0.16
  Maryland                              88               12,456,690.15                1.83
  Massachusetts                         80               12,477,245.69                1.84
  Michigan                             486               43,751,236.75                6.44
  Minnesota                            132               13,077,272.57                1.93
  Mississippi                           34                2,524,906.80                0.37
  Missouri                             151               12,407,212.75                1.83
  Montana                                6                  847,765.49                0.12
  Nebraska                              16                1,195,504.67                0.18
  Nevada                                81               10,036,312.55                1.48
  New Hampshire                         20                2,241,899.66                0.33
  New Jersey                            72               10,072,288.91                1.48
  New Mexico                            56                5,448,310.46                0.80
  New York                              97               11,391,532.74                1.68
  North Carolina                       166               16,234,241.42                2.39
  North Dakota                           6                  375,087.60                0.06
  Ohio                                 363               29,200,032.34                4.30
  Oklahoma                              51                4,339,029.02                0.64
  Oregon                                93               11,643,492.96                1.71
  Pennsylvania                         115                9,233,606.00                1.36
  Rhode Island                          22                2,333,452.26                0.34
  South Carolina                        87                8,065,499.13                1.19
  South Dakota                           7                  588,557.46                0.09
  Tennessee                            164               14,695,084.82                2.16
  Texas                                539               61,554,736.49                9.06
  Utah                                 108               13,921,452.47                2.05
  Vermont                                9                  712,233.09                0.10
  Virginia                              95               10,832,046.21                1.59
  Washington                           143               20,748,444.40                3.05
  West Virginia                         16                1,342,733.59                0.20
  Wisconsin                            223               19,169,956.68                2.82
  Wyoming                                4                  243,907.88                0.04

  Total:                             6,129              679,234,120.74              100.00

-------------------------------- ---------------- --------------------------- ---------------------




--------
(2) Excludes 45 loans missing FICO scores.
(3) Other states account individually for less than 5% of the pool balance.
(2) Excludes 66 loans missing FICO scores.
(3) Other states account individually for less than 5% of the pool balance.

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